Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders



Nuveen California Municipal Value Fund, Inc.
33-15880, 811-05235

A special meeting of shareholders was held in the offices of Nuveen Investments on November 18,
2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment
Policies.

Voting results for the Fundamental Investment
Policies are as follows:

    Common Shares
To approve the elimination of the
fundamental policies relating to
investments in municipal securities
and below investment grade
securities.
           11,088,209
   For
                614,761
   Against
                643,033
   Abstain
             3,344,075
   Broker Non-Votes
           15,690,078
      Total



To approve the new fundamental
policy relating to investments in
municipal securities.
           11,154,950
   For
                550,446
   Against
                640,607
   Abstain
             3,344,075
   Broker Non-Votes
           15,690,078
      Total



To approve the elimination of the
fundamental policy relating to
commodities.
           10,991,107
   For
                673,787
   Against
                681,109
   Abstain
             3,344,075
   Broker Non-Votes
           15,690,078
      Total



To approve the new fundamental
policy relating to commodities.
           10,984,806
   For
                672,587
   Against
                688,610
   Abstain
             3,344,075
   Broker Non-Votes
           15,690,078
      Total



To approve the elimination of the
fundamental policies relating to
 derivatives and short sales.
           10,989,890
   For
                673,204
   Against
                682,909
   Abstain
             3,344,075
   Broker Non-Votes
           15,690,078
      Total



To approve the elimination of the
fundamental policies prohibiting
investment in other investment
companies.
           11,011,530
   For
                697,964
   Against
                636,509
   Abstain
             3,344,075
   Broker Non-Votes
           15,690,078

Proxy materials are herein incorporated by reference to the SEC filing on October 10, 2008, under Conformed Submission Type DEF 14A, accession number 0000950137-08-012579.